U.S. Treasury Money Fund
                               SEMI-ANNUAL REPORT
                                December 31, 1996

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996
                                   (unaudited)

  Principal                                                            Value
   Amount                                                            (Note 1)
------------                                                       -------------
                 U.S. TREASURY BILLS (a) (66.8%)
$ 1,080,000       due 1/2/97, 5.125% .........................      $  1,079,846
 12,760,000       due 1/16/97, 4.995% ........................        12,733,443
 29,905,000       due 2/6/97, 4.86% to 5.02%..................        29,756,111
 10,470,000       due 2/13/97,4.97% to 5.06% .................        10,406,917
 55,100,000       due 2/20/97, 4.85% to 4.95% ................        54,725,355
 17,700,000       due 2/27/97, 4.85% .........................        17,564,079
 14,235,000       due 3/6/97, 4.825% to 5.045%................        14,110,207
  8,700,000       due 3/20/97, 4.82% .........................         8,609,143
 11,215,000       due 4/3/97, 5.00% to 5.10%..................        11,070,100
  5,595,000       due 4/10/97, 4.90% to 4.97%.................         5,519,386
  4,150,000       due 4/17/97, 5.04%..........................         4,088,414
                                                                    ------------
                      TOTAL U.S. TREASURY BILLS ..............      $169,663,001
                                                                    ------------

                 U.S. TREASURY NOTES (32.5%)
$20,000,000       due 1/31/97, 7.50% .........................      $ 20,034,699
 32,470,000       due 2/28/97, 6.875%.........................        32,556,396
 30,000,000       due 3/31/97, 6.875%.........................        30,124,029
                                                                    ------------
                      TOTAL U.S. TREASURY NOTES  .............      $ 82,715,124
                                                                    ------------

Total Investments, at Amortized Cost  ................       99.3%  $252,378,125
Cash and Other Assets in Excess of Liabilities    ....        0.7      1,774,608
                                                            -----   ------------
Net Assets    ........................................      100.0%  $254,152,733
                                                            =====   ============

----------
(a) Rates shown are yields to maturity at time of purchase.



                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
                                   (unaudited)

ASSETS:
   Investments, at amortized cost and value (Note 1) ............   $252,378,125
      Interest Receivable........................................      1,913,168
      Cash ......................................................         53,705
                                                                     -----------
          Total Assets ..........................................    254,344,998
                                                                     -----------
LIABILITIES:
   Payables for:
     Shareholder servicing/Eligible institution fees (Note 2) ...         74,173
     Investment advisory fee (Note 2) ...........................         49,443
     Administrative fee (Note 2) ................................         26,639
     Dividends declared (Note 1) ................................         21,685
     Custodian fee (Note 3) .....................................          6,179
     Trustees' fee ..............................................          1,120
     Accrued expenses and other liabilities .....................         13,026
                                                                    ------------
          Total Liabilities .....................................        192,265
                                                                    ------------
NET ASSETS, for 254,152,733 shares of beneficial
  interest outstanding                                              $254,152,733
                                                                    ============
Net Assets Consist of:
     Paid-in capital.............................................   $254,152,733
                                                                    ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE ....................          $1.00
                                                                           =====



                             STATEMENT OF OPERATIONS
                   For the six months ended December 31, 1996
                                   (unaudited)
NET INVESTMENT  INCOME:
  Income:
      Interest ...................................................  $ 4,752,420
                                                                     ----------
  Expenses:
      Shareholder servicing/Eligible institution fees (Note 2)....      204,196
      Investment advisory fee (Note 2)............................      136,131
      Administrative fee (Note 2).................................       90,754
      Custodian fee (Note 3)......................................       26,081
      Trustees' fees and expenses.................................        4,296
      Miscellaneous expenses......................................       40,075
                                                                     ----------
      Total Expenses .............................................      501,533
               Fees paid indirectly (Note 3)......................       (3,709)
                                                                     ----------
               Net Expenses ......................................      497,824
                                                                     ----------
NET INVESTMENT INCOME ............................................  $ 4,254,596
                                                                     ==========


                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   For the
                                               six months ended       For the
                                               December 31, 1996    year ended
                                                  (unaudited)      June 30, 1996
                                               -----------------   -------------
INCREASE IN NET ASSETS:
From Investment Activities:
   Net investment income.......................... $  4,254,596   $   7,644,840
   Total declared as dividends
     to shareholders..............................   (4,254,596)     (7,644,840)
                                                   ------------    ------------
From Share (Principal) Transactions at Net Asset
   Value of $1.00 per share:
    Shares sold...................................  502,144,293     784,966,821
    Shares issued in reinvestment of dividends....    1,935,844       3,492,546
    Shares repurchased............................ (396,152,014)   (787,203,318)
                                                   ------------    ------------
      Net increase in net assets resulting from
        share transactions........................  107,928,123       1,256,049
NET ASSETS:
    Beginning of period...........................  146,224,610     144,968,561
                                                   ------------    ------------

    End of period ................................ $254,152,733    $146,224,610
                                                   ============    ============


                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                       outstanding throughout each period

                                                 For the
                                            six months ended                For the years ended June 30,
                                            December 31, 1996   ---------------------------------------------------
                                               (unaudited)       1996        1995       1994        1993      1992
                                            -----------------   ------      ------     ------      ------    ------

Net asset value, beginning of period.......       $ 1.00        $ 1.00      $ 1.00     $ 1.00    $ 1.00     $ 1.00
Income from investment operations:
  Net investment income....................         0.02          0.05        0.05       0.03      0.03       0.04
Dividends to shareholders from net
  investment income........................        (0.02)        (0.05)      (0.05)     (0.03)    (0.03)     (0.04)
                                                   -----         -----       -----      -----     -----      -----
Net asset value, end of period.............       $ 1.00        $ 1.00      $ 1.00     $ 1.00    $ 1.00     $ 1.00
                                                   =====         =====       =====      =====     =====      =====
Total return (1) ..........................         2.37%         4.96%       4.67%      2.74%     2.75%      4.48%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's omitted)........................     $254,153      $146,225    $144,969   $141,731  $136,584   $118,706
  Ratio of expenses to average
    net assets(1) .........................         0.55%(2)      0.56%       0.55%      0.55%     0.55%      0.55%
  Ratio of net investment income to
    average net assets.....................         4.69%(2)      4.78%       4.52%      2.72%     2.70%      4.35%

----------
(1) Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets for the years ended June 30, 1996, 1995, 1994, 1993 and 1992, would have been 0.57%, 0.58%, 0.57%, 0.55% and 0.56%, respectively. For the same periods, the total return would have been 4.91%, 4.64%, 2.72%, 2.75% and 4.47%, respectively. The expense reimbursement agreement terminated on February 1, 1996.

(2)  Annualized.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)


      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on March 12, 1991. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At December 31, 1996, there were three series of the Trust.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is in compliance with Rule 2a-7 of the Investment Company Act of 1940.

          B. Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund, accrued ratably to the date of maturity, plus or minus net realized short-term gain or loss, if any, on investments.

          C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. At December 31, 1996, the cost of investments for federal income tax purposes was equal to the amortized cost of investments for financial statement purposes.

          D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

          E. Other. Investment transactions are accounted for on the trade date. Realized gain and loss, if any, from investment transactions are determined on the basis of identified cost.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Trust has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the six months ended December 31, 1996, the Fund incurred $136,131 for advisory services.

      Administrative Fee. The Trust has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the six months ended December 31, 1996, the Fund incurred $90,754 for administrative services.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                                   (unaudited)

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.225% of the average daily net assets of the Fund. For the six months ended December 31, 1996, the Fund incurred $204,196 for shareholder servicing/eligible institution services.

      3. Investment Transactions. Purchases and maturities and sales of money market instruments aggregated $698,923,538 and $596,382,250, respectively, for the six months ended December 31, 1996. Custody fees for the Fund were reduced by $3,709 as a result of an expense offset arrangement with the Funds' custodian.

The 59 Wall Street Trust

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759




This report is submitted for  the  general information of
shareholders and is not  authorized  for  distribution to
prospective  investors  unless   preceded  or accompanied
by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street U.S. Treasury
Money Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.